THE GABELLI VALUE FUND INC.

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001


                          [GRAPHIC OMITTED OF 5 STARS]
  MORNINGSTAR RATED[TRADE MARK] GABELLI VALUE FUND 5 STARS OVERALL AND FOR THE FIVE- AND TEN-YEAR PERIOD ENDED 06/30/01 AMONG 2722 AND 864 DOMESTIC EQUITY
FUNDS, RESPECTIVELY. THE FUND WAS RATED 4 STARS FOR THE THREE-YEAR PERIOD ENDED
                   06/30/01 AMONG 4473 DOMESTIC EQUITY FUNDS.


TO OUR SHAREHOLDERS,
      After rallying in April and early May, stocks reversed course in June as corporate America began pre-announcing second quarter earnings shortfalls and warning that third quarter earnings may also disappoint. Despite the June swoon, the leading market indices closed the second quarter with respectable gains.

INVESTMENT PERFORMANCE
      For the second quarter ended June 30, 2001, The Gabelli Value Fund's (the "Fund") total return rose 8.56%. The Standard & Poor's ("S&P") 500 Index, the Nasdaq Composite Index, and the Dow Jones Industrial Average rose 5.85%, 17.43%, and 6.75%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund rose 3.70% for the trailing twelve-month period. The S&P 500 Index and Nasdaq Composite Index declined 14.82% and 45.51%, respectively, while the Dow Jones Industrial Average rose 2.21% over the same twelve-month period.
      For the two-year period ended June 30, 2001, the Fund's total return averaged 4.46% annually, versus average annual declines of 4.42%, 10.31%, and 0.57% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively, over the same two-year period. For the five-year period ended June 30, 2001, the Fund's total return averaged 18.56% annually versus average annual total returns of 14.48%, 12.77%, and 15.19% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.
      For the ten-year period ended June 30, 2001, the Fund's total return averaged 18.03% annually, versus average annual total returns of 15.09%, 16.34%, and 16.32% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on September 29, 1989 through June 30, 2001, the Fund had a cumulative total return of 464.63%, which equates to an average annual total return of 15.86%.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS A SHARES) (a)


                                                                    Quarter
                                                ----------------------------------------------
                                                    1ST         2ND         3RD          4TH          YEAR
                                                    ---         ---         ---          ---          ----
   2001:  Net Asset Value .....................   $16.24      $17.63        --           --            --
          Total Return ........................    (0.7)%       8.6%        --           --            --
-----------------------------------------------------------------------------------------------------------------
   2000:  Net Asset Value .....................   $18.70      $18.89      $18.44       $16.13        $16.13
          Total Return ........................    (3.9)%       1.0%       (2.4)%       (2.8)%        (7.9)%
-----------------------------------------------------------------------------------------------------------------
   1999:  Net Asset Value .....................   $17.29      $19.58      $18.93       $19.45        $19.45
          Total Return ........................     7.5%       13.2%       (3.3)%       12.1%         31.9%
-----------------------------------------------------------------------------------------------------------------
   1998:  Net Asset Value .....................   $16.43      $16.94      $14.71       $16.08        $16.08
          Total Return ........................    14.9%        3.1%      (13.2)%       19.8%         23.2%
-----------------------------------------------------------------------------------------------------------------
   1997:  Net Asset Value .....................   $11.63      $14.11      $15.73       $14.30        $14.30
          Total Return ........................     1.0%       21.3%       11.5%         8.6%         48.2%
-----------------------------------------------------------------------------------------------------------------
   1996:  Net Asset Value .....................   $12.88      $13.08      $12.63       $11.52        $11.52
          Total Return ........................    10.9%        1.6%       (3.4)%        0.0%          8.7%
-----------------------------------------------------------------------------------------------------------------
   1995:  Net Asset Value .....................   $11.41      $11.75      $12.81       $11.61        $11.61
          Total Return ........................     8.8%        3.0%        9.0%         0.3%         22.5%
-----------------------------------------------------------------------------------------------------------------
   1994:  Net Asset Value .....................   $11.37      $11.55      $12.43       $10.49        $10.49
          Total Return ........................    (6.0)%       1.6%        7.6%        (2.7)%         0.0%
-----------------------------------------------------------------------------------------------------------------
   1993:  Net Asset Value .....................   $11.15      $11.93      $13.92       $12.09        $12.09
          Total Return ........................    10.1%        7.0%       16.7%         1.5%         39.4%
-----------------------------------------------------------------------------------------------------------------
   1992:  Net Asset Value .....................   $10.40       $9.84      $10.04       $10.13        $10.13
          Total Return ........................     9.7%       (5.4)%       2.0%         6.4%         12.7%
-----------------------------------------------------------------------------------------------------------------
   1991:  Net Asset Value .....................    $9.51       $9.50       $9.57        $9.48         $9.48
          Total Return ........................    11.8%       (0.1)%       0.7%         2.5%         15.3%
-----------------------------------------------------------------------------------------------------------------
   1990:  Net Asset Value .....................    $9.23       $9.36       $8.19        $8.51         $8.51
          Total Return ........................    (2.4)%       1.4%      (12.5)%        9.0%         (5.6)%
-----------------------------------------------------------------------------------------------------------------
   1989:  Net Asset Value .....................      --          --         --          $9.58         $9.58
          Total Return ........................      --          --         --           2.1%(b)       2.1%(b)
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL RETURNS JUNE 30, 2001 (A)
                   ----------------------------------------
                       Class A       Class B      Class C
                       Shares        Shares       Shares
                       --------     --------      --------
  1 Year.........        3.70%        2.97%        2.97%
       ..........       (2.00)%(c)   (2.15)%(d)    1.97%(d)
  5 Year...........     18.56%        6.82%          --
       ..........       17.23%(c)     1.51%          --
  10 Year...........    18.03%          --           --
       ..........       17.37%(c)       --           --
  Life of Fund (b)      15.86%        5.07%        5.07%
       ..........       15.30%(c)     1.13%(d)     4.30%(d)
--------------------------------------------------------------------------------

                                     DIVIDEND HISTORY
--------------------------------------------------------------------------------

PAYMENT (EX) DATE              RATE PER SHARE         REINVESTMENT PRICE
-----------------              --------------         ------------------
December 27, 2000                  $1.753                 $15.77
December 27, 1999                  $1.720                 $18.98
December 28, 1998                  $1.490                 $15.54
December 29, 1997                  $2.720                 $14.01
December 27, 1996                  $1.110                 $11.57
December 27, 1995                  $1.230                 $11.56
December 30, 1994                  $1.600                 $10.49
December 31, 1993                  $2.036                 $12.09
December 31, 1992                  $0.553                 $10.13
December 31, 1991                  $0.334                 $ 9.48
December 31, 1990                  $0.420                 $ 8.51
March 19, 1990                     $0.120                 $ 9.21
December 29, 1989                  $0.068                 $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Performance of Class B and Class C Shares which were first offered on March 1, 2000 would be lower due to higher distribution and service fees. (b) From commencement of investment operations on September 29, 1989 for Class A Shares; from March 1, 2000, the initial offering date for Class B and Class C Shares. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

COMMENTARY
      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. As is our custom, we are including selected comments of Mario Gabelli from BARRON'S 2001 Midyear Roundtable.


--------------------------------------------------------------------------------
June 25, 2001           BARRON'S    o   Midyear Roundtable 2001
--------------------------------------------------------------------------------


                                    BARRON'S
                               MIDYEAR ROUNDTABLE
================================================================================

                                  MARIO GABELLI
             Chairman, Gabelli Asset Management Inc., Rye, New York

 ...My conclusion is we will have a consumer-led economic recovery starting in October, November, December. That assumes we don't have accidents in the oil pipeline, the dollar and places like Argentina. By the middle of July the overall stock market will have absorbed the very ugly results in second-quarter earnings. You'll start thinking about better comparisons in the first half of 2002.

Q: IS YOUR BOTTOM LINE SUNNY SKIES
IN 2002?

A: In the short term we're setting up for a fairly large speed bump. Earnings are uglier than we thought. Interest rates went up instead of down at the long end. But once you get past the short term you'll see a nice old-fashioned rally in non-Nasdaq-type stocks and particularly consumer cyclicals. For the rest of 2001 the overall market is not going to do very much, but consumer cyclicals will do well. You will have a lot of opportunity to make money in specific stocks because the environment for transactions is as good as I have ever seen.

Q: DEALS, DEALS, DEALS.

A: With this Administration you're seeing a less hostile environment at the Department of Justice, at the Federal Trade Commission and clearly at the Federal Communications Commission. The FCC, as I've noted before, will change the rules of the road on a whole bunch of issues. Large corporations will want to grow the top line and diversify through deals. So even though the Honeywell-GE deal blew up, on balance the background is very right for all sorts of transactions. To sum up, our model for the next 12 months is that economic policy works, monetary policy works, tax cuts work. Also, the elimination of goodwill creates a powerful propensity for deal activity. The consumer will lead the recovery and there will be the absence of incremental drag from inventory, starting in the third quarter. We see very little headway for the stock market indexes for the next six to nine months, but it is a good environment in which to own companies that will be the subject of financial engineering.
--------------------------------------------------------------------------------


THE LONG AND THE SHORT OF IT
      As evidenced by a record number of pre-announced earnings shortfalls in the second quarter, six Federal Reserve Board ("Fed") interest rate cuts this year totaling 275 basis points (2.75%) have yet to revive the sagging U.S. economy. This should not come as a surprise. It takes time for Fed rate cuts to work their magic, but the rabbit eventually emerges from the hat. The $300-$600 federal income tax rebate many Americans will be receiving in August/September should provide a modest boost for the economy. Granted, higher utilities bills and expensive gasoline will soak up some of this cash. However, the tax

                                [GRAPHIC OMITTED OF TRIANGLE CASH FLOW RESEARCH]

rebate should put consumers in a better mood and provide part of the underpinning for a consumer led economic recovery beginning in the fourth quarter. We also believe inventory in all but telecommunications/technology will have largely worked through the system at that point. Energy prices have abated providing further relief.
      When will the stock market begin anticipating an economic recovery? In a sense, it already has. The April/early-May rally demonstrated that investors were at least temporarily willing to look past poor short-term earnings prospects and forward to better times in 2002. Unfortunately, when confronted with second quarter earnings "confessions" and warnings that profits were not likely to improve in the third quarter, investors abandoned the "long view" and once again focused on the short-term earnings negatives. We may see this pattern hold for the balance of the year, as market rallies are cut short by bad earnings news. So, we think it will be difficult for the broad market indices to make much progress this year.
      In the interim, we think our portfolio will continue to benefit from companies buying each other. The folks now in charge of the Department of Justice, Federal Trade Commission, and Federal Communications Committee ("FCC") are more "deal friendly" and once the accounting profession irons out the details that will free acquiring companies from writing off "goodwill" (the price they pay for a company in excess of book value) against future earnings, we should see merger and acquisition activity accelerate.

THE WILD CARDS
      What could happen to disrupt this scenario? California, here we come. Despite the demise of the dotcoms and massive layoffs in other California-based technology companies, the California economy has managed to keep its head above water. Whether it will continue to do so with high electricity prices and rolling blackouts is subject to debate. With the Federal Energy Regulatory Commission ("FERC") instituting price caps for wholesale electricity sold in California, the worst of the crisis may have passed. However, if the lights continue to go out and California (the sixth largest economy in the world) slides into recession, national economic progress may be restrained.
      High energy prices are a problem for the rest of the U.S. as well. Eventually, free market forces--increased production to take advantage of higher prices and conservation to save money--will work their magic and energy prices will come down. In the interim, high electric bills and prices at the pump will pinch consumers. Over the longer term, we should benefit from a national energy policy focused on increasing domestic production, conservation, and perhaps most importantly, building more efficient energy distribution systems. The U.S. dollar has been too strong. This has created an imbalance in certain countries, notably Argentina.

NOBODY LIKES WHAT BRUSSELS SPROUTS
      As we prepare this letter, the Brussels, Belgium-based European Union Commission ("EUC") has just blocked the proposed merger between General Electric and Honeywell International. In our opinion, this is a major step in the wrong direction. The EUC's hard line on the deal (both U.S. and Canadian regulators blessed the marriage and GE made significant concessions in attempting to gain EUC approval) does not appear to be based on antitrust issues, but rather on potential advantages GE/Honeywell might have over European competitors. In
short,   the  EUC  is  throwing  its   considerable   weight   behind   economic
protectionism.
      While it is easy to paint the EUC or other nations' trade authorities as villains, the U.S. is not guilt free on the protectionist front. Currently, the U.S. has trade disputes with Canada over steel, lumber, wheat, pork, beef and chicken; with the European Union ("EU") over textiles, steel, bananas, wine, cheese, batteries, and paper; and with Asia over steel, apples, video games, autos, and technology transfer. No one seems willing to back down and let the free market forces work their magic.

      Economic protectionism simply doesn't work. The U.S.'s ill-advised Smoot-Hawley tariffs, which helped cause and then prolong the Great Depression, are a classic example. Competition created through free trade periodically causes painful economic dislocation. However, it also promotes economic efficiency and growth. Competition from Japan forced the U.S. auto industry to build better cars, and the Motor City is now running on all cylinders. Lower labor costs in emerging market nations provided great incentive for the development of productivity enhancing industrial technology in the U.S., and the Rust Belt has once again become a thriving manufacturing region. Europe has knocked down its internal economic boundaries, promoting a free flow of capital, goods, and services across the continent. Even Japan now appears willing to open some of its markets to foreign goods. Economic Darwinism has short-term social and political costs. Longer term, however, survival of the fittest will result in a stronger global economy. It is our hope that today's trade skirmishes do not escalate into trade wars that will undo all the progress made in creating a truly global economy.

A TRIPLE PLAY FOR MEDIA STOCKS
      In last quarter's shareholder letter, we detailed a landmark federal court decision striking down FCC regulations preventing companies from serving more than 30% of the nation's total cable television or satellite television markets. The court also struck down rules barring cable television companies from controlling more than 40% of the channels and programming assets they offer to the public. We observed that the court's decision might be the death knell for other restrictive FCC regulations such as rules preventing broadcasters from owning TV stations reaching more than 35% of the total population and barring companies from owning television stations and newspapers in the same market. Finally, we opined that the appointment of free market-oriented Republican Michael Powell as the head of the FCC would foreshadow more relaxed regulatory policy. Our conclusion was that we would see increased merger and acquisition activity in media industries. In the year ahead, favorable earnings comparisons for advertising-supported media companies should result in a triple play for media stocks.
      The 2002 Winter Olympics are being held in Salt Lake City, enabling prime time "live action" broadcasts of popular events like figure skating and ice hockey. This virtually guarantees a much larger domestic television audience and higher advertising rates for broadcasters and cable television operators than when Olympic Games are staged halfway around the globe. This profit windfall will show up in first quarter 2002 earnings. Political fund raising reform notwithstanding, with control of the House and the Senate up for grabs at next year's mid-term elections, massive political advertising spending will be another bonanza for broadcasters, cable television operators and newspaper companies. This should make for some very attractive earnings comparisons in the third and fourth quarters of 2002. If, as we anticipate, there will be more mergers and acquisitions in the year ahead, better operating results should boost stock prices and takeover premiums.

INVESTMENT SCORECARD
      Broadcasters Liberty Corp., Young Broadcasting, and Paxson Communications made the first page of our leader board this quarter. The Fund's entertainment stocks such as Liberty Media Group and Viacom also posted excellent returns. The balance of our top performers came from a wide range of industry groups and featured many beaten down stocks that began attracting bargain hunters.
      Among this quarter's worst performers were specialty chemical producer Hercules, consumer product manufacturer Carter-Wallace, and the beverage bottler PepsiAmericas. Telecommunications stocks and telecommunications equipment manufacturers also continued to get pounded in the market. We believe these depressed sectors will gradually recover as strong demand eventually soaks up excess capacity and prices for telecommunications services begin to firm.

LET'S TALK STOCKS
      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $58.50 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market -- New York. Cablevision also owns and operates New York City's famed Madison Square Garden (MSG), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $25.80 - NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $71.40 - NYSE), through its 80% ownership of BHC Communications (BHC - $138.99 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television Inc. (UTVI - $126.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On July 31, 2001, News Corp. (NWS - $37.15 -
NYSE) announced that it had completed its acquisition of Chris-Craft (along with BHC and United Television). According to the terms of the deal, CCN shareholders can elect to receive a package of cash, shares of News Corp. Preferred ADSs, or both.

CRANE CO. (CR - $31.00 - NYSE) is a diversified industrial company that focuses on proprietary engineered products in aerospace, fiberboard panels, vending machines, pumps and valves and industrial controls. In April 2001, Eric Fast became CEO of Crane. He previously served as Co-Head of Global Investment Banking at Salomon Smith Barney and brings to Crane important skills in deal-making, finance and public markets. We believe his appointment is timely, as the company plans to use its free cash flow to augment internal revenue and earnings growth with acquisitions. The combination of higher top line growth, strong balance sheet with a 26% net debt-to-capital ratio, an estimated $700 million ($12 per share) of free cash flow over the next five years and an active stock repurchase and debt reduction program underscore our enthusiasm for the stock.

GENUINE PARTS CO. (GPC - $31.50 - NYSE), a Georgia corporation incorporated in 1928, is a service organization engaged in the distribution of automotive replacement parts, industrial replacement parts, office products and electrical/electronic materials. The Company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group, operated through S. P. Richards Company, is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus. With branch locations in 38 cities nationwide and in Mexico, this Group stocks over 100,000 items, from insulating and conductive materials to assembly tools and test equipment.

LIBERTY MEDIA GROUP (LMG'A - $17.49 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in August 2001.

MEDIA GENERAL INC. (MEG'A - $46.00 - AMEX) is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper
publishing operations include the RICHMOND TIMES-DISPATCH,   the WINSTON-SALEM
JOURNAL, THE TAMPA TRIBUNE, and 22 other daily newspapers. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $237 million in August 2000. The company also owns a 20 percent interest in the Denver Post. Media General also operates twenty-six
television stations primarily located in Southeastern   markets,  including
eight purchased from Spartan Communications on March 27, 2000 for $605 million. The company sold its Garden State Paper Co. to Enron Corp. (ENE - $49.10 - NYSE) for $72 million in August 2000, but still owns 33% of SP Newsprint Company.

NEWPORT NEWS SHIPBUILDING INC. (NNS - $61.25 - NYSE) agreed to be acquired by General Dynamics Corp. (GD - $77.81 - NYSE), the U.S. Navy's largest shipbuilder, for $2.6 billion in cash, betting the Pentagon will reverse a 1999 decision to reject the combination. Northrop Grumman Corp. (NOC - $80.10 - NYSE) matched General Dynamics' $2.6 billion offer for NNS, seeking to keep its rival from dominating sales of nuclear-powered ships to the U.S Navy. Northrop would pay $67.50 per share for the defense contractor, with 75% of the bid being paid in stock and 25% in cash. General Dynamics countered Northrop's bid by agreeing to pay all cash. The acquisition proposals from General Dynamics and Northrop are under regulatory review.

RALSTON PURINA CO. (RAL - $30.02 - NYSE), based in St. Louis, MO, completed the tax-free spin-off of Energizer Holdings, Inc. on April 1, 2000. Ralston Purina now operates in a single business segment, pet products, and is the world's largest manufacturer of dry pet food. The company is also a leading manufacturer of cat litter products in North America. Ralston's brands include DOG CHOW, CAT CHOW, MEOW MIX, PRO PLAN, and TIDY CATS. In January 2001, Nestle S.A. announced a definitive merger agreement with Ralston to acquire all shares for $33.50 per share in cash.

TELEPHONE & DATA SYSTEMS INC. (TDS - $108.75 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $57.65 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which has recently been acquired by Deutsche Telecom

(DT - $22.45 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telecom valued at over $2.7 billion. As part of the VoiceStream/Deutsche Telecom deal, TDS also received $570 million in cash.

USA NETWORKS INC. (USAI - $28.00 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform. As media, advertising and direct selling converge, USA stands to be a major player. USA recently announced a deal to purchase the majority of Expedia.com (EXPE - $46.60 - Nasdaq), a travel oriented website, from Microsoft (MSFT - $73.00 - Nasdaq).

VIACOM INC. (VIA - $53.04 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

SPECIAL NOTE
      It is with deep sorrow that we report the passing of our valued friend and Director, Felix J. Christiana. The Board of Directors acknowledges with great appreciation the passionate contributions, guidance and friendship given by Mr. Christiana during his long association with The Gabelli Value Fund. The Board of Directors and Officers of the Fund will greatly miss Mr. Christiana.

MINIMUM INITIAL INVESTMENT - $1,000
      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                           WHO                       WHEN
                           ---                       ----
Special Chats:             Mario J. Gabelli          First Monday of each month
                           Howard Ward               First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:
                     AUGUST               SEPTEMBER              OCTOBER
                     ------               ---------              -------
1st Wednesday        Caesar Bryan         Walter Walsh           Ivan Arteaga
2nd Wednesday        Ivan Arteaga         Caesar Bryan           Tim O'Brien
3rd Wednesday        Linda Caulkin        Hart Woodson           Susan Byrne
4th Wednesday        Tim O'Brien          Barbara Marcin         Caesar Brya
5th Wednesday        Barbara Marcin                              Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The second quarter of 2001 got off to a good start with investors recognizing that Federal Reserve easing and tax reform should help the economy begin recovering in early 2002. But, yet another round of earnings warnings shortened investors' focus and stocks gave back much of their gains. The economy should bounce back in early 2002 and relatively easy earnings comparisons should help the market trend higher. In the interim, we remain focused on those industry groups and individual companies representing excellent long-term value.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information

                                                   Sincerely,
                                                   /S/ MARIO J. GABELLI, CFA
                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer
August 8, 2001


--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2001
                                  -------------

         Cablevision Systems Corp.          Media General Inc.
         Chris-Craft Industries Inc.        Ralston Purina Co.
         Crane Co.                          Telephone & Data Systems Inc.
         Genuine Parts Co.                  USA Networks Inc.
         Liberty Media Group                Viacom Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                              COST          VALUE
-----------                                       ------------  --------------

              COMMON STOCKS -- 93.1%
              AEROSPACE -- 0.5%
    160,000   Lockheed Martin Corp. ............  $  3,393,000  $    5,928,000
                                                                --------------
              AGRICULTURE -- 0.9%
    930,000   Archer-Daniels-Midland Co. .......    11,800,305      12,090,000
                                                                --------------
              AUTOMOTIVE -- 0.2%
     40,000   General Motors Corp. .............     2,743,866       2,574,000
                                                                --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.8%
    540,000   Dana Corp. .......................    20,829,192      12,603,600
    755,000   GenCorp Inc. .....................     7,909,738       9,664,000
    190,000   Genuine Parts Co. ................     4,299,351       5,985,000
    260,000   Modine Manufacturing Co. .........     8,282,310       7,170,800
    400,000   Tenneco Automotive Inc. ..........     3,750,572       1,304,000
                                                  ------------  --------------
                                                    45,071,163      36,727,400
                                                  ------------  --------------
              AVIATION: PARTS AND SERVICES -- 0.3%
     85,000   Barnes Group Inc. ................     1,804,516       2,099,500
    320,000   Fairchild Corp., Cl. A+ ..........     3,602,556       2,243,200
                                                  ------------  --------------
                                                     5,407,072       4,342,700
                                                  ------------  --------------
              BROADCASTING -- 7.2%
    160,500   Ackerley Group Inc. ..............     2,411,408       1,799,205
     20,000   BHC Communications Inc.,
                Cl. A+ .........................     2,665,585       2,779,800
    725,000   Chris-Craft Industries Inc.+ .....    24,310,890      51,765,000
    170,000   Gray Communications
                Systems Inc., Cl. B ............     2,391,530       2,567,000
    706,000   Liberty Corp. ....................    30,581,202      28,240,000
    340,000   Paxson Communications
                Corp., Cl. A+ ..................     3,135,875       4,590,000
     25,000   Scripps (E.W.) Co., Cl. A ........     1,613,055       1,725,000
     10,000   Young Broadcasting
                Inc., Cl. A+ ...................       327,200         335,800
                                                  ------------  --------------
                                                    67,436,745      93,801,805
                                                  ------------  --------------
              BUILDING AND CONSTRUCTION -- 0.4%
     80,000   Newport News
                Shipbuilding Inc. ..............     5,195,089       4,900,000
                                                  ------------  --------------
              BUSINESS SERVICES -- 4.0%
    200,000   ANC Rental Corp.+ ................     1,713,661         600,000
  1,500,000   Cendant Corp.+ ...................    17,765,856      29,250,000
     40,000   National Processing Inc.+ ........       366,050       1,120,000
    355,000   Vivendi Universal SA, ADR ........    25,864,245      20,590,000
                                                  ------------  --------------
                                                    45,709,812      51,560,000
                                                  ------------  --------------
              CABLE -- 5.1%
    892,500   Cablevision Systems Corp.,
                Cl. A+ .........................    10,296,523      52,211,250
    450,000   Rainbow Media Group+ .............     1,893,640      11,610,000




                                                                   MARKET
  SHARES                                              COST          VALUE
-----------                                       ------------  --------------

    300,000   UnitedGlobalCom Inc.,
                Cl. A+ .........................  $  3,285,295  $    2,595,000
                                                  ------------  --------------
                                                    15,475,458      66,416,250
                                                  ------------  --------------
              COMMUNICATIONS EQUIPMENT -- 0.9%
    550,000   Motorola Inc. ....................     7,410,378       9,108,000
     45,000   Scientific-Atlanta Inc. ..........       414,584       1,827,000
                                                  ------------  --------------
                                                     7,824,962      10,935,000
                                                  ------------  --------------
              COMPUTER HARDWARE -- 0.2%
    100,000   Hewlett-Packard Co. ..............     3,647,335       2,860,000
                                                  ------------  --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
     29,000   EMC Corp.+ .......................       815,082         842,450
                                                  ------------  --------------
              CONSUMER PRODUCTS -- 5.4%
    575,000   Carter-Wallace Inc. ..............     8,909,119      11,126,250
    260,001   Energizer Holdings Inc.+ .........     5,302,875       5,967,023
    135,000   Gallaher Group plc, ADR ..........     3,201,495       3,361,500
    220,000   Gillette Co. .....................     6,706,533       6,377,800
        500   Givaudan SA+ .....................       135,440         138,676
    200,000   Hartmarx Corp.+ ..................     1,260,519         502,000
     30,000   National Presto Industries Inc. ..       998,687         891,000
     40,000   Procter & Gamble Co. .............     2,516,647       2,552,000
  1,060,000   Ralston Purina Co. ...............    19,967,227      31,821,200
     43,000   Syratech Corp.+ ..................       993,791         306,375
    400,000   Wolverine World Wide Inc. ........     4,803,099       7,148,000
                                                  ------------  --------------
                                                    54,795,432      70,191,824
                                                  ------------  --------------
              CONSUMER SERVICES -- 0.8%
    500,000   Rollins Inc. .....................     8,678,973       9,955,000
                                                  ------------  --------------
              DIVERSIFIED INDUSTRIAL -- 2.5%
     50,000   Ampco-Pittsburgh Corp. ...........       250,017         565,000
    290,000   Crane Co. ........................     7,580,063       8,990,000
    160,000   GenTek Inc. ......................     1,683,134         848,000
     50,000   Harbor Global Co. Ltd.+ ..........       203,321         415,000
    400,000   Honeywell Inc. ...................    15,520,192      13,996,000
    125,000   ITT Industries Inc.+ .............     4,052,428       5,531,250
    235,700   Katy Industries Inc. .............     2,073,888       1,117,218
     70,000   Lamson & Sessions Co.+ ...........       555,755         469,000
    215,000   WHX Corp.+ .......................     1,593,157         412,800
                                                  ------------  --------------
                                                    33,511,955      32,344,268
                                                  ------------  --------------
              ELECTRONICS -- 0.9%
     30,000   Thermo Electron Corp.+ ...........       599,177         660,600
    500,000   Thomas & Betts Corp. .............     9,972,240      11,035,000
                                                  ------------  --------------
                                                    10,571,417      11,695,600
                                                  ------------  --------------
              ENERGY AND UTILITIES -- 1.4%
    244,900   Conectiv Inc. ....................     3,916,670       5,289,840
     55,000   HS Resources Inc.+ ...............     3,546,419       3,564,000
    110,000   NiSource Inc.+ ...................       220,000         260,700


                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                              COST          VALUE
-----------                                       ------------  --------------

              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
    250,000   Northeast Utilities ..............  $  4,614,000  $    5,187,500
     95,200   Progress Energy Inc. .............        49,504          48,076
    159,000   Southwest Gas Corp. ..............     3,094,100       3,765,120
                                                  ------------  --------------
                                                    15,440,693      18,115,236
                                                  ------------  --------------
              ENTERTAINMENT -- 15.1%
     45,000   Grupo Televisa SA, GDR+ ..........       998,275       1,800,450
  2,650,000   Liberty Media Group, Cl. A+ ......    21,969,049      46,348,500
  1,320,000   USA Networks Inc.+ ...............     8,583,369      36,960,000
  2,090,000   Viacom Inc., Cl. A+ ..............    33,707,972     110,853,600
     25,000   World Wrestling Federation
                Entertainment Inc.+ ............       370,019         345,000
                                                  ------------  --------------
                                                    65,628,684     196,307,550
                                                  ------------  --------------
              ENVIRONMENTAL SERVICES -- 1.8%
     80,000   Republic Services Inc.+ ..........     1,208,356       1,588,000
    700,000   Waste Management Inc. ............    13,052,353      21,574,000
                                                  ------------  --------------
                                                    14,260,709      23,162,000
                                                  ------------  --------------
              EQUIPMENT AND SUPPLIES -- 5.0%
    199,500   CIRCOR International Inc.+ .......     2,062,945       3,600,975
     53,000   Deere & Co. ......................     1,653,304       2,006,050
    430,000   Flowserve Corp.+ .................     7,207,133      13,222,500
    160,400   Gerber Scientific Inc. ...........     1,363,387       1,756,380
    900,000   Navistar International Corp.+ ....    24,880,965      25,317,000
     75,000   Sequa Corp., Cl. A+ ..............     2,704,459       3,412,500
     24,500   Sequa Corp., Cl. B+ ..............     1,203,320       1,451,625
    110,000   Sybron Dental Specialties Inc.+ ..     2,014,287       2,253,900
    455,000   UCAR International Inc.+ .........     7,130,046       5,437,250
    420,000   Watts Industries Inc., Cl. A .....     5,235,511       7,119,000
                                                  ------------  --------------
                                                    55,455,357      65,577,180
                                                  ------------  --------------
              FINANCIAL SERVICES -- 0.4%
    110,000   American Express Co. .............     4,433,624       4,268,000
     80,000   Phoenix Companies Inc.+ ..........     1,377,425       1,488,000
                                                  ------------  --------------
                                                     5,811,049       5,756,000
                                                  ------------  --------------
              FOOD AND BEVERAGE -- 3.9%
    150,000   Coca-Cola Enterprises Inc. .......     2,560,742       2,452,500
    330,000   Corn Products
                International Inc. .............     8,965,451      10,560,000
    180,000   Diageo plc, ADR ..................     6,812,944       7,911,000
    310,000   Flowers Foods Inc.+ ..............     6,408,980       9,718,500
    130,000   Kerry Group plc, Cl. A ...........     1,478,133       1,499,233
  1,400,000   PepsiAmericas Inc. ...............    17,790,980      18,620,000
                                                  ------------  --------------
                                                    44,017,230      50,761,233
                                                  ------------  --------------
              HEALTH CARE -- 0.2%
    120,000   Apogent Technologies Inc.+ .......     2,473,359       2,952,000
                                                  ------------  --------------




                                                                   MARKET
  SHARES                                              COST          VALUE
-----------                                       ------------  --------------


              HOTELS AND GAMING -- 2.7%
    590,000   Aztar Corp.+ .....................  $  4,284,446  $    7,139,000
    278,400   Gaylord Entertainment Co. ........     8,073,094       8,017,920
  2,000,000   Hilton Group plc .................     8,212,481       6,722,640
  1,080,000   Hilton Hotels Corp. ..............    11,079,549      12,528,000
                                                  ------------  --------------
                                                    31,649,570      34,407,560
                                                  ------------  --------------
              METALS AND MINING -- 1.2%
     50,000   Barrick Gold Corp. ...............       749,887         757,500
    500,000   Echo Bay Mines Ltd.+ .............     1,487,760         490,000
    600,000   Homestake Mining Co. .............     3,058,358       4,650,000
    395,000   Newmont Mining Corp. .............     6,840,726       7,350,950
    220,000   Placer Dome Inc. .................     2,090,649       2,156,000
    365,000   Royal Oak Mines Inc.+ ............       533,235           4,380
    750,000   TVX Gold Inc.+ ...................     2,499,637         405,000
                                                  ------------  --------------
                                                    17,260,252      15,813,830
                                                  ------------  --------------
              PAPER AND FOREST PRODUCTS -- 2.6%
    530,000   Pactiv Corp.+ ....................     5,338,355       7,102,000
    122,000   Westvaco Corp. ...................     3,405,138       2,963,380
    485,000   Willamette Industries Inc. .......    22,543,242      24,007,500
                                                  ------------  --------------
                                                    31,286,735      34,072,880
                                                  ------------  --------------
              PUBLISHING -- 8.1%
    240,000   Belo (A.H.) Corp., Cl. A .........     4,172,957       4,521,600
    120,000   Harcourt General Inc. ............     6,190,148       6,982,800
  1,600,000   Media General Inc.,
                Cl. A (a) ......................    32,130,533      73,600,000
     90,000   Meredith Corp. ...................     1,800,032       3,222,900
    310,000   Penton Media Inc. ................     3,780,284       5,425,000
    250,000   Reader's Digest
                Association Inc., Cl. B ........     6,210,153       6,500,000
    140,000   Tribune Co. ......................     5,512,769       5,601,400
                                                  ------------  --------------
                                                    59,796,876     105,853,700
                                                  ------------  --------------
              REAL ESTATE -- 1.0%
    645,000   Catellus Development Corp.+ ......     8,516,211      11,255,250
    130,000   Griffin Land & Nurseries Inc.+ ...     1,463,689       2,160,600
                                                  ------------  --------------
                                                     9,979,900      13,415,850
                                                  ------------  --------------
              RETAIL -- 2.5%
  1,690,000   AutoNation Inc.+ .................    16,798,928      19,604,000
     80,000   Blockbuster Inc., Cl. A ..........       867,220       1,460,000
     50,000   Burlington Coat Factory
                Warehouse Corp. ................       743,112       1,000,000
    115,000   Ingles Markets Inc., Cl. A .......     1,377,560       1,414,500
    130,000   Lillian Vernon Corp. .............     1,868,815         917,800
    250,000   Neiman Marcus Group Inc.,
                Cl. B+ .........................     6,582,294       7,375,000
                                                  ------------  --------------
                                                    28,237,929      31,771,300
                                                  ------------  --------------


                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                              COST          VALUE
-----------                                       ------------  --------------

              COMMON STOCKS (CONTINUED)
              SATELLITE -- 0.8%
    425,000   General Motors Corp., Cl. H+ .....  $ 12,272,643  $    8,606,250
    130,000   Liberty Satellite &
                Technology Inc., Cl. A+ ........     1,102,068         331,500
    390,000   Loral Space &
                Communications Ltd.+ ...........     2,678,630       1,092,000
                                                  ------------  --------------
                                                    16,053,341      10,029,750
                                                  ------------  --------------
              SPECIALTY CHEMICALS -- 1.8%
    325,000   Ferro Corp. ......................     6,071,624       7,088,250
    673,862   General Chemical Group Inc. ......       810,121         283,022
  1,020,000   Hercules Inc.+ ...................    18,193,091      11,526,000
    140,000   Rohm & Haas Co. ..................     3,785,338       4,606,000
                                                  ------------  --------------
                                                    28,860,174      23,503,272
                                                  ------------  --------------
              TELECOMMUNICATIONS -- 4.2%
  1,100,000   AT&T Corp. .......................    27,954,719      24,200,000
    200,000   Citizens Communications Co. ......     2,483,808       2,406,000
    190,662   Commonwealth Telephone
                Enterprises Inc.+ ..............     3,905,268       8,055,470
     91,000   RCN Corp.+ .......................       568,356         499,590
    200,000   Rogers Communications
                Inc., Cl. B, ADR+ ..............     3,324,239       3,030,000
    753,500   Sprint FON Group .................    16,388,811      16,094,760
                                                  ------------  --------------
                                                    54,625,201      54,285,820
                                                  ------------  --------------
              WIRELESS COMMUNICATIONS -- 8.2%
    850,000   Nextel Communications
                Inc., Cl. A+ ...................    16,049,575      14,875,000
    310,000   Rogers Wireless
                Communications Inc.,
                Cl. B+ .........................     5,150,142       5,353,700
    230,000   Sprint PCS Group+ ................     7,452,249       5,554,500
  1,000,000   Telecom Italia Mobile SpA ........     6,551,128       5,096,339
    700,000   Telephone & Data
                Systems Inc. ...................    32,291,413      76,125,000
                                                  ------------  --------------
                                                    67,494,507     107,004,539
                                                  ------------  --------------
              TOTAL COMMON STOCKS                  870,409,232   1,209,953,997
                                                  ------------  --------------




                                                                   MARKET
  SHARES                                              COST          VALUE
-----------                                       ------------  --------------

              PREFERRED STOCKS -- 0.1%
              PUBLISHING -- 0.1%
     50,000   News Corp. Ltd., Pfd., ADR .......  $    761,069  $    1,620,000
                                                  ------------  --------------

 PRINCIPAL
  AMOUNT
-----------
              U.S. GOVERNMENT OBLIGATIONS -- 2.8%
$37,000,000   U.S. Treasury Bills,
                3.55% to 3.82%++,
                due 07/12/01 to 09/06/01 .......    36,906,789      36,906,698
                                                  ------------  --------------

              REPURCHASE AGREEMENTS -- 4.0%
 51,316,000   Agreement with State Street
                Bank & Trust Co.,
                3.96%, dated 06/29/01,
                due 07/02/01, proceeds at
                maturity $51,332,934 (b) .......    51,316,000      51,316,000
                                                  ------------  --------------
              TOTAL
                INVESTMENTS -- 100.0% ..........  $959,393,090   1,299,796,695
                                                  ============
              OTHER ASSETS AND
                LIABILITIES (NET) -- 0.0% ....................         621,769
                                                                --------------
              NET ASSETS -- 100.0% ...........................  $1,300,418,464
                                                                ==============

------------------------
              For Federal tax purposes:
              Aggregate cost .................................  $  959,393,090
                                                                ==============
              Gross unrealized appreciation ..................  $  402,082,711
              Gross unrealized depreciation ..................     (61,679,106)
                                                                --------------
              Net unrealized appreciation ....................  $  340,403,605
                                                                ==============

(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
(b) Collateralized by U.S. Treasury Bond, 5.25%, due 02/15/29, market value $52,344,361.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
ADR  - American Depositary Receipt.
GDR  - Global Depositary Receipt.

                 See accompanying notes to financial statements.

                           THE GABELLI VALUE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $959,393,090) ..........        $1,299,796,695
  Cash ...............................................                   469
  Receivable for investments sold ....................             2,070,320
  Receivable for Fund shares sold ....................             1,529,407
  Dividends and interest receivable ..................               619,226
  Other assets .......................................                38,365
                                                              --------------
  TOTAL ASSETS .......................................         1,304,054,482
                                                              --------------
LIABILITIES:
  Payable for investments purchased ..................             1,872,052
  Payable for Fund shares redeemed ...................               323,738
  Payable for investment advisory fees ...............             1,037,555
  Payable for distribution fees ......................               137,113
  Other accrued expenses .............................               265,560
                                                              --------------
  TOTAL LIABILITIES ..................................             3,636,018
                                                              --------------
  NET ASSETS applicable to 73,777,868
    shares outstanding ...............................        $1,300,418,464
                                                              ==============
NET ASSETS CONSIST OF:
  Capital stock, at par value ........................        $       73,778
  Additional paid-in capital .........................           947,189,737
  Accumulated net investment loss ....................            (1,140,110)
  Accumulated net realized gain on
    investments, futures contracts and
    foreign currency transactions ....................            13,891,454
  Net unrealized appreciation on investments
    and foreign currency transactions ................           340,403,605
                                                              --------------
  TOTAL NET ASSETS ...................................        $1,300,418,464
                                                              ==============
SHARES OF CAPITAL STOCK:
  CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) ...............................            73,495,081
                                                              ==============
  Net Asset Value and redemption
    price per share ..................................              $  17.63
                                                                    ========
Maximum sales charge .................................                  5.50%
                                                                    ========
Maximum offering price per share
  (NAV [DIVIDE]  0.945, based on maximum sales
  charge of 5.5% of the offering price
  at June 30, 2001) ..................................              $  18.66
                                                                    ========
CLASS B:
Shares of capital stock outstanding
  ($0.001 par value) .................................               156,764
                                                                    ========
Net Asset Value and offering price
  per share ..........................................              $  17.49(a)
                                                                    ========
CLASS C:
Shares of capital stock outstanding
  ($0.001 par value) .................................               126,023
                                                                    ========
Net Asset Value and offering price
  per share ..........................................              $  17.49(a)
                                                                    ========

(a) Redemption price varies based on length of time held.





STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $125,648) ..........         $  5,110,946
  Interest ..............................................            2,080,816
                                                                  ------------
    TOTAL INVESTMENT INCOME .............................            7,191,762
                                                                  ------------
EXPENSES:
  Investment advisory fees ..............................            6,113,586
  Distribution fees .....................................            1,537,869
  Shareholder services fees .............................              504,457
  Shareholder communications expenses ...................               54,835
  Custodian fees ........................................               45,491
  Legal and audit fees ..................................               29,985
  Directors' fees .......................................               21,786
  Registration fees .....................................               18,591
  Miscellaneous expenses ................................                5,272
                                                                  ------------
  TOTAL EXPENSES ........................................            8,331,872
                                                                  ------------
NET INVESTMENT LOSS .....................................           (1,140,110)
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS, AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain on investments
    and foreign currency transactions ...................           14,695,472
  Net realized gain on investments in
    securities of affiliated issuers ....................              702,576
  Net change in unrealized appreciation
    on investments and foreign
    currency transactions ...............................           93,133,755
                                                                  ------------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS ...............................          108,531,803
                                                                  ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .....................................         $107,391,693
                                                                  ============


                 See accompanying notes to financial statements.

                           THE GABELLI VALUE FUND INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                            SIX MONTHS ENDED
                                                                                              JUNE 30, 2001         YEAR ENDED
                                                                                                (UNAUDITED)      DECEMBER 31, 2000
                                                                                            -----------------    -----------------
OPERATIONS:
  Net investment loss .................................................................    $   (1,140,110)      $   (1,727,618)
  Net realized gain on investments, futures contracts and foreign currency transactions        14,695,472          114,248,631
  Net realized gain on investments in securities of affiliated issuers ................           702,576                   --
  Net change in unrealized appreciation of investments, futures contracts
    and foreign currency transactions .................................................        93,133,755         (211,338,522)
                                                                                           --------------       --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................       107,391,693          (98,817,509)
                                                                                           --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ....................................................                --         (114,258,431)
                                                                                           --------------       --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................................................                --         (114,258,431)
                                                                                           --------------       --------------
CAPITAL SHARE TRANSACTIONS:
  Class A .............................................................................        30,176,407          165,657,514
  Class B .............................................................................         1,958,494              779,148
  Class C .............................................................................         1,559,904              650,800
                                                                                           --------------       --------------
  Net increase in net assets from capital share transactions ..........................        33,694,805          167,087,462
                                                                                           --------------       --------------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................................       141,086,498          (45,988,478)
NET ASSETS:
  Beginning of period .................................................................     1,159,331,966        1,205,320,444
                                                                                           --------------       --------------
  End of period .......................................................................    $1,300,418,464       $1,159,331,966
                                                                                           ==============       ==============

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $1,525,239 for Class A Shares, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B and Class C Shares incurred distribution and service costs of $6,661 and $5,969, respectively, or 1.00% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $204,301,110 and $222,851,669, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2001, the Fund paid brokerage commissions of $528,665 to Gabelli & Company, Inc. and its affiliates. During the six months ended June 30, 2001, Gabelli & Company, Inc. informed the Fund that it received $914,170 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of two additional classes of shares of the Fund - Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class A Shares. In addition, the Board

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class A Shares). The New Share Classes were offered to the public as of March 1, 2000. Class A Shares are subject to a maximum front-end sales charge of 5.50%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                        SIX MONTHS ENDED
                                                          JUNE 30, 2001                         YEAR ENDED
                                                           (UNAUDITED)                       DECEMBER 31, 2000
                                                  ------------------------------       -------------------------------
                                                    SHARES            AMOUNT             SHARES             AMOUNT
                                                  ----------       -------------       -----------       -------------

                                                            CLASS A                               CLASS A
                                                  ------------------------------       -------------------------------
Shares sold ................................       7,523,994       $ 129,125,543        15,950,464       $ 296,432,425
Shares issued upon reinvestment of dividends              --                  --         6,648,190         104,845,088
Shares redeemed ............................      (5,820,952)        (98,949,136)      (12,780,132)       (235,619,999)
                                                  ----------       -------------       -----------       -------------
    Net increase ...........................       1,703,042       $  30,176,407         9,818,522       $ 165,657,514
                                                  ==========       =============       ===========       =============

                                                            CLASS B                               CLASS B
                                                  ------------------------------       -------------------------------
Shares sold ................................         115,965       $   1,985,032            41,470       $     776,589
Shares issued upon reinvestment of dividends              --                  --             4,140              65,037
Shares redeemed ............................          (1,569)            (26,538)           (3,242)            (62,478)
                                                  ----------       -------------       -----------       -------------
    Net increase ...........................         114,396       $   1,958,494            42,368       $     779,148
                                                  ==========       =============       ===========       =============

                                                            CLASS C                               CLASS C
                                                  ------------------------------       -------------------------------
Shares sold ................................          98,001       $   1,682,988            32,363       $     606,771
Shares issued upon reinvestment of dividends              --                  --             3,440              54,043
Shares redeemed ............................          (7,206)           (123,084)             (575)            (10,014)
                                                  ----------       -------------       -----------       -------------
    Net increase ...........................          90,795       $   1,559,904            35,228       $     650,800
                                                  ==========       =============       ===========       =============

9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended June 30, 2001, is set forth below:

                                                                                                            PERCENT
                                             NET                                                             OWNED
                              BEGINNING    SHARES      ENDING    REALIZED   DIVIDEND       VALUE AT        OF SHARES
                               SHARES       SOLD       SHARES      GAIN      INCOME      JUNE 30, 2001    OUTSTANDING
                              ---------    ------      -------   --------   --------     -------------    ------------

Media General Inc., CI. A     1,690,000    90,000     1,600,000   $702,576  $555,186      $73,600,000        6.97%
                                                                  ========  ========      ===========

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                         INCOME FROM INVESTMENT OPERATIONS                                DISTRIBUTIONS
               ----------------------------------------------------   -------------------------------------------------
                                               Net
              Net Asset                  Realized and      Total                     Net
  Period        Value,        Net          Unrealized      from          Net       Realized
   Ended      Beginning    Investment    Gain (Loss) on  Investment   Investment   Gain on      Paid-In      Total
December 31  of Period    Income (Loss)   Investments    Operations     Income    Investments   Capital   Distributions
-----------  ----------   -------------   -----------    ----------   ----------  -----------   -------   -------------
CLASS A
   2001(a)     $16.13       $(0.02)          $ 1.52       $ 1.50           --          --            --          --
   2000         19.45        (0.03)           (1.54)       (1.59)          --      $(1.75)           --      $(1.75)
   1999         16.08        (0.06)            5.15         5.09           --       (1.72)           --       (1.72)
   1998         14.30        (0.05)            3.32         3.27           --       (1.49)           --       (1.49)
   1997         11.52        (0.05)            5.55         5.50           --       (2.72)           --       (2.72)
   1996         11.61        (0.02)            1.04         1.02           --       (1.10)       $(0.01)      (1.11)
   1995         10.49         0.05             2.30         2.35       $(0.05)      (1.18)           --       (1.23)
CLASS B
   2001(a)      16.07        (0.07)            1.49         1.42           --          --            --          --
   2000(b)(c)   18.20        (0.14)           (0.24)       (0.38)          --       (1.75)           --       (1.75)
CLASS C
   2001(a)      16.07        (0.07)            1.49         1.42           --          --            --          --
   2000(b)(c)   18.20        (0.14)           (0.24)       (0.38)          --       (1.75)           --       (1.75)

                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                              -----------------------------------------------------
                                                               Net
                         Net Asset            Net Assets   Investment       Operating
  Period                   Value,                End of   Income(Loss) to  Expenses to   Portfolio
   Ended                  End of    Total        Period    Average Net     Average Net   Turnover
December 31               Period    Return+    (in 000's)    Assets            Assets       Rate
-----------               --------  -------    ----------  -------------    ----------   ----------
CLASS A
   2001(a)                $17.63      9.3%      $1,295,472    (0.18)%(e)      1.36%(e)       18%
   2000                    16.13     (7.9)       1,158,085    (0.14)          1.37(d)        66
   1999                    19.45     31.9        1,205,320    (0.40)          1.38           59
   1998                    16.08     23.2          798,812    (0.41)          1.40           46
   1997                    14.30     48.2          596,547    (0.45)          1.42           44
   1996                    11.52      8.7          460,836    (0.12)          1.40           37
   1995                    11.61     22.5          486,144     0.42           1.50           65
CLASS B
   2001(a)                 17.49      8.8            2,742    (0.93)(e)       2.11(e)        18
   2000(b)(c)              16.07     (1.9)             681    (0.89)          2.12(d)(e)     66
CLASS C
   2001(a)                 17.49      8.8            2,204    (0.93)(e)       2.11(e)        18
   2000(b)(c)              16.07     (1.9)             566    (0.89)          2.12(d)(e)     66


   --------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges. Total return for the period of less than one year is not annualized.
(a)  For the period ended June 30, 2001; unaudited.
(b) Per share amounts have been calculated using the monthly average shares outstanding method.
(c)  From commencement of offering on March 1, 2000.
(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits the expense ratios would be 1.36% (Class A), 2.11% (Class B) and 2.11% (Class C) for 2000.
(e)  Annualized.

                 See accompanying notes to financial statements.

                   [GRAPHIC OMITTED OF MARIO J. GABELLI PHOTO]

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                    (Net Asset Value may be obtained daily by
                     calling 1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

             Mario J. Gabelli, CFA           Karl Otto Pohl
             CHAIRMAN AND CHIEF              FORMER PRESIDENT
             INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
             GABELLI ASSET MANAGEMENT INC.

             Anthony J. Colavita             Anthony R. Pustorino
             ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
             ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS, PACE
                                             UNIVERSITY
             Robert J. Morrissey
             ATTORNEY-AT-LAW
             MORRISSEY, HAWKINS & LYNCH

                                    OFFICERS

             Mario J. Gabelli, CFA           Bruce N. Alpert
             PRESIDENT AND CHIEF             CHIEF OPERATING OFFICER
             INVESTMENT OFFICER              VICE PRESIDENT AND
                                             TREASURER
             James E. McKee
             SECRETARY

                                    CUSTODIAN
                      Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                   UNDERWRITER
                             Gabelli & Company, Inc.



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB409Q201SR




                                                               [GRAPHIC OMITTED]




THE
GABELLI
VALUE
FUND
INC.



                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001